EXHIBIT

                        FOURTH AMENDMENT TO OFFICE LEASE

      This FOURTH AMENDMENT TO OFFICE LEASE (the "Amendment"), is made and entered into as of the 26th day of March, 2002, by and between STAR PROPERTY FUND, L.P. ("Landlord"), and PLAYBOY ENTERPRISES, INC., a Delaware corporation ("Tenant").

                                R E C I T A L S :
                                 - - - - - - - -

      A. Landlord's predecessor-in-interest, Beverly Mercedes Place, Ltd., a California limited partnership, and Tenant entered into that certain Standard Form Office Lease dated as of July 25, 1991 (the "Office Lease"), together with that certain Rider No. 1 to Standard Form Office Lease attached thereto that constitutes part of the Office Lease (the "Rider"), as amended by that certain First Amendment to Lease dated as of October 10, 1991 (the "First Amendment"), that certain First [sic] Amendment to Lease dated as of September 12, 1996 (the "Second Amendment"), and the certain Third Amendment to Office Lease dated as of March 15, 2002 (the "Third Amendment"), whereby Landlord leases to Tenant and Tenant leases from Landlord certain premises more particularly described in the Office Lease, consisting of (i) 42,139 rentable square feet of space in the aggregate commonly known as Suites 201 and 300 (the "Original Premises") and located on the second (2nd) and third (3rd) floors of that certain office building located at 9242 Beverly Boulevard, Beverly Hills, California 90210 (the "Building"); (ii) 4,500 rentable square feet located on the second (2nd) floor of the Building and commonly known as Suite 230 (the "First Expansion Space"); and (iii) 1,401 rentable square feet located on the second (2nd) floor of the Building and commonly known as Suite 281 (the "Second Expansion Space," and, together with the First Expansion Space, collectively, the "Expansion Premises"). The Office Lease, the First Amendment, the Second Amendment and the Third Amendment shall be referred to collectively herein as the "Lease."

      B. Tenant desires to extend the Term of the Lease with respect to the Original Premises and the Second Expansion Space only, and to make other modifications to the Lease. In connection with the foregoing, Landlord and Tenant desire to amend the Lease as hereinafter provided.

                               A G R E E M E N T :
                                - - - - - - - - -

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

      1. Defined Terms. All terms defined in the Lease when used herein shall have their respective meanings as set forth in the Lease unless expressly superseded by the terms of this Amendment.

      2. Extension of Term of Lease. The term of the Lease with respect to the Original Premises and the Second Expansion Space only, which is currently scheduled to expire on June 30, 2002 (the "Original Extended Expiration Date"), is hereby extended for an additional period of three (3) months (the "Second Extended Term") on the terms and conditions set forth in this Amendment. The Second Extended Term shall commence on July 1, 2002 (the "Second Extension Commencement Date"), and shall expire on September 30, 2002 (the "Second Extended Expiration Date"), unless the Lease, as amended hereby, is sooner terminated in accordance with its terms. Notwithstanding the foregoing, the term of the Lease with respect to the First Expansion Space only shall expire on the Original Extended Expiration Date. Accordingly, effective as of the Second Extension Commencement Date, the "Premises," as that term is used in the Lease, as amended hereby, shall be deemed to exclude the First Expansion Space. Tenant hereby agrees to vacate the First Expansion Space and surrender and deliver exclusive possession of the First Expansion Space to Landlord on or before the Original Extended Expiration Date in accordance with the provisions of the Lease. In the event that Tenant retains possession of the First Expansion Space or any part thereof after the Original Extended Expiration Date, then the provisions of Paragraph 11 of the Office Lease shall apply with respect to the First Expansion Space.

      3. Payment of Basic Rent. Commencing on the Second Extension Commencement Date and continuing throughout the Second Extended Term, Tenant shall pay to Landlord, in accordance with the terms of the Lease, Annual Basic Rent for the Premises (i.e., the Original Premises and the Second Expansion Space) at the rate of Two Million One Hundred Seventy-Seven Thousand and No/100 Dollars ($2,177,000.00) (i.e., $50.00 per rentable square foot of the Premises per annum multiplied by 43,540 rentable square feet) in equal monthly installments of Monthly Basic Rent in the amount of One Hundred Eighty-One Thousand Four Hundred Sixteen and 67/100 Dollars ($181,416.67).

      4. Tenant's Percentage Share of Operating Expenses. Commencing on the Second Extension Commencement Date and continuing throughout the Second Extended Term, Tenant shall continue to pay Tenant's Percentage Share of Operating Expenses with respect to the Original Premises and with respect to the Second Expansion Space, in each instance accordance with the terms of the Lease.

      5. Condition of Premises. Landlord and Tenant acknowledge that Tenant is currently occupying the Original Premises and the Expansion Premises pursuant to the Lease; therefore, Tenant shall continue to accept the Original Premises, the Expansion Premises and the Building in their presently existing, "as is" condition. Landlord shall not be required to construct or pay for any improvements, alterations or refurbishment work for the Original Premises or the Expansion Premises. Nothing contained in this Amendment shall affect or limit Landlord's obligation to maintain the Building in a first-class condition, consistent with comparable existing office buildings in the area.

      6. Signage and Building Name. Notwithstanding anything to the contrary contained in Paragraph 63 of the Office Lease (as set forth in the Rider) or elsewhere in the Lease, as amended hereby, Tenant shall have no right during the Second Extended Term to make any changes to the Building name, or to make and changes or additions to any of Tenant's


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

signage existing in, on or about the Building as of the date of this Amendment (other than in connection with ordinary maintenance and repair of Tenant's existing signage).

      7. Brokers. Landlord and Tenant hereby warrant to each other that they have no dealings with any real estate broker, agent or finder in connection with the negotiation of this Amendment, and that they know of no real estate broker, agent or finder who is entitled to a commission in connection with this Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker, agent or finder other than the Brokers. The terms of this Section 7 shall survive the expiration or earlier termination of this Amendment.

      8. Deletions. Paragraph 61 of the Office Lease (as set forth in the Rider) is hereby deleted in its entirety and shall be of no further force or effect.

      9. Time of Essence. Time is of the essence with respect to the performance of every provision of this Amendment in which time of performance is a factor. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

      10. No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

      IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.

                                "Landlord":

                                STAR PROPERTY FUND, L.P.

                                By:   Star Property Fund Management, LLC,
                                      its general partner

                                      By:   TMW Real Estate Group, LLC,
                                            its sole member

                                            By:   TMW Real Estate Partners, Inc.
                                                  its managing member

                                                  By: /s/ Barry L. Howell
                                                      --------------------------
                                                  Name: Barry L. Howell
                                                        ------------------------
                                                  Title: Senior Vice President
                                                         -----------------------


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

                                "Tenant":

                                PLAYBOY ENTERPRISES, INC.,
                                a Delaware corporation

                                By: /s/ Howard Shapiro
                                   ---------------------------------------------
                                Name: Howard Shapiro
                                     -------------------------------------------
                                Title: Ex VP
                                      ------------------------------------------


                                By: /s/ Robert D. Campbell
                                   ---------------------------------------------
                                Name: Robert D. Campbell
                                     -------------------------------------------
                                Title: SR VP.      Treasurer
                                      ------------------------------------------


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